UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2024

PROJECT ENERGY REIMAGINED ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40972	98-1582574
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1280 El Camino Real, Suite 200 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(415) 205-7937
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PEGRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PEGR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PEGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on October 2, 2023, Project Energy Reimagined Acquisition Corp., an exempted company incorporated in the Cayman Islands with limited liability (“PERAC”), Heramba Electric plc, an Irish public limited company duly incorporated under the laws of Ireland (“Holdco”), Heramba Merger Corp., an exempted company incorporated in the Cayman Islands with limited liability (“Merger Sub”), Heramba Limited, an Irish private company duly incorporated under the laws of Ireland (the “Seller”), and Heramba GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) established under the laws of Germany (“Heramba”), entered into a definitive business combination agreement (the “Business Combination Agreement”), which provided for a proposed business combination through a series of related transactions (collectively, the “Business Combination”).

Effective as of July 26, 2024 (the “Closing Date”), the Business Combination was completed in accordance with the terms of the Business Combination Agreement.

Item 1.01. Entry into a Material Definitive Agreement.

Plan of Merger

On the Closing Date, PERAC and Merger Sub entered into a plan of merger (the “Plan of Merger”), pursuant to which Merger Sub merged with and into PERAC (the “Merger”), with PERAC being the surviving company (the “Surviving Company”) in the Merger and becoming a direct, wholly owned subsidiary of Holdco.

The foregoing description of the Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Merger, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Amended and Restated Warrant Agreement

On the Closing Date, PERAC, Holdco and Continental Stock Transfer & Trust Company, as warrant agent, entered into an amended and restated warrant agreement (the “Amended and Restated Warrant Agreement”), pursuant to which the warrant agreement then governing the outstanding warrants of PERAC (“PERAC Warrants”) was amended and restated to, among other things, reflect the automatic adjustment of the PERAC Warrants to warrants of Holdco (“Holdco Warrants”) at the effective time of the Merger (the “Merger Effective Time”).

The foregoing description of the Amended and Restated Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Warrant Agreement, a copy of which is filed as Exhibit 4.1 hereto and incorporated by reference herein.

To the extent required by Item 1.01 of Form 8-K, the information provided in the Introductory Note (the “Introductory Note”) to this Current Report on Form 8-K (this “Current Report”) and Items 2.01 and 3.02 of this Current Report is incorporated by reference in this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note, which is incorporated into this Item 2.01 by reference, effective as of the Closing Date, PERAC completed the previously announced Business Combination with Heramba, Holdco and the other parties thereto pursuant to the Business Combination Agreement. Prior to or effective as of the Closing Date, pursuant to the Business Combination Agreement and among other matters: (i) each issued and outstanding PERAC unit (“PERAC Unit”) was automatically separated into its component securities; (ii) the sole issued and outstanding Class B ordinary share, par value $0.0001 per share, of PERAC was automatically converted into one Class A ordinary share, par value $0.0001 per share, of PERAC (“PERAC Class A Ordinary Shares”); (iii) PERAC and Merger Sub entered into the Plan of Merger and completed the Merger; (iv) at the Merger Effective Time, (1) each PERAC Class A Ordinary Share then outstanding was automatically cancelled in exchange for the right to be issued one ordinary share in the capital of Holdco with a nominal value of €0.0001 (“Holdco Ordinary Shares”), (2) each PERAC Warrant was automatically adjusted to become one Holdco Warrant to purchase Holdco Ordinary Shares, (3) each PERAC Class A Ordinary Share properly tendered for redemption in connection with the Business Combination was automatically cancelled and thereafter represented only the right to be paid a pro rata portion of the trust account established in connection with PERAC’s initial public offering (the “IPO”), and (4) each outstanding ordinary share of Merger Sub was automatically cancelled in consideration for the issuance of one ordinary share of par value $1.00 in the Surviving Company; and (v) immediately following the Merger Effective Time, pursuant to a transfer agreement between the Seller and Holdco, the Seller transferred all of the shares in Heramba to Holdco in exchange for the issuance by Holdco of 36,700,000 Holdco Ordinary Shares to the Seller.

Following redemptions of 5,739,391 PERAC Class A Ordinary Shares by PERAC’s public shareholders, 913,396 PERAC public shares remained outstanding and were exchanged for Holdco Ordinary Shares in connection with the consummation of the Business Combination, of which 400,000 are subject to lock-up restrictions pursuant to previously disclosed non-redemption arrangements. Immediately following the consummation of the Business Combination and related transactions, the issued share capital of Holdco consisted of 47,043,407 Holdco Ordinary Shares, 21,614,362 Holdco Warrants and 25,000 deferred ordinary shares in the capital of Holdco with a nominal value of €1.00 each.

The Holdco Ordinary Shares and Holdco Warrants are expected to commence trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbols “PITA” and “PITAW”, respectively, on July 30, 2024.

The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is included as Exhibit 2.2 to this Current Report and is incorporated by reference herein.

To the extent required by Item 2.01 of Form 8-K, the information provided in the Introductory Note and Items 1.01 and 3.02 of this Current Report is incorporated by reference in this Item 2.01.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 29, 2024, Holdco and PERAC notified Nasdaq that the Business Combination had become effective as of the Closing Date and requested that Nasdaq file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to notify the U.S. Securities and Exchange Commission (the “SEC”) that the PERAC Units, PERAC Class A Ordinary Shares and PERAC Warrants were to be delisted and deregistered under Section 12(b) of the Exchange Act. The deregistration will become effective 10 days from the filing of the Form 25, which occurred on July 29, 2024. PERAC intends to file a Form 15 with the SEC in order to complete the deregistration of PERAC’s securities under the Exchange Act.

Item 3.02. Unregistered Sales of Equity Securities.

As previously reported, prior to the approval of PERAC’s first extension on August 1, 2023, PERAC entered into certain non-redemption agreements with one or more unaffiliated third parties (the “Extension NRA Investors”), pursuant to which the Extension NRA Investors agreed not to redeem certain PERAC public shares in connection with such extension, in exchange for PERAC agreeing to issue an aggregate of 1,645,596 PERAC Class A Ordinary Shares, or cause the issuance of a like number of post-combination shares, to the Extension NRA Investors at the time of PERAC’s initial business combination.

As previously reported, on July 10, 2024, PERAC entered into a non-redemption agreement with an unaffiliated third party (the “Backstop Investor”), pursuant to which, among other matters, PERAC agreed to issue up to 500,000 PERAC Class A Ordinary Shares, or cause the issuance of a like number of Holdco Ordinary Shares, to the Backstop Investor under certain circumstances in connection with the consummation of the Business Combination.

Additionally, prior to the Closing Date, certain service providers (the “Service Providers”) agreed with PERAC to receive an aggregate of 690,000 PERAC Class A Ordinary Shares in satisfaction of certain fees due to the Service Providers in connection with the consummation of the Business Combination.

As a result of these arrangements, in connection with the Business Combination and prior to the Merger Effective Time, PERAC issued an aggregate of 1,645,596 PERAC Class A Ordinary Shares to the Extension NRA Investors, 500,000 PERAC Class A Ordinary Shares to the Backstop Investor and an aggregate of 690,000 PERAC Class A Ordinary Shares to the Service Providers, in each case in private placements and pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. All such newly issued PERAC Class A Ordinary Shares were exchanged for Holdco Ordinary Shares at the Merger Effective Time pursuant to the Business Combination Agreement.

To the extent required by Item 3.02 of Form 8-K, the information provided in the Introductory Note and Items 1.01 and 2.01 of this Current Report is incorporated by reference in this Item 3.02.

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information provided in the Introductory Note and Items 1.01, 2.01, 3.01, 3.02 and 5.03 of this Current Report is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the information provided in the Introductory Note and Items 1.01, 2.01 and 3.02 of this Current Report is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Business Combination, (i) each of Michael Browning (Chairman of the Board), Eric Spiegel and Nina Jensen ceased to be a director of PERAC, and (ii) the following officers of PERAC resigned from their respective positions: David Roberts (Chief Operating Officer), Tim Dummer (Head of Business Strategy) and Kathy Liu (Head of Technology Strategy).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Business Combination, pursuant to the Plan of Merger and at the Merger Effective Time, the amended and restated memorandum and articles of association of PERAC, as amended and then in effect, were amended and restated in their entirety and replaced by the amended and restated memorandum and articles of association of the Surviving Company (the “Surviving Company Articles”).

The foregoing description of the Surviving Company Articles is qualified in its entirety by reference to the full text of the Surviving Company Articles, which is included as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 8.01. Other Events.

On July 25, 2024, to facilitate the listing of Holdco’s securities on Nasdaq and the completion of the Business Combination, PERAC agreed to release an aggregate of 3,118,319 PERAC Class A Ordinary Shares then held by PERAC’s sponsor, Smilodon Capital, LLC (the “Sponsor”, and such shares, the “Released Shares”), from all lock-up restrictions under the insider letter entered into at the time of the IPO, such that the Released Shares were distributed to non-affiliate members of the Sponsor at or prior to the consummation of the Business Combination.

On July 29, 2024, PERAC and Heramba issued a joint press release announcing the completion of the Business Combination. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the listing and trading of Holdco’s securities on Nasdaq and PERAC’s expected filing of a Form 15 with the SEC. These statements are based on current expectations on the date of this Current Report and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the PERAC’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. PERAC does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Plan of Merger, dated July 26, 2024, between Project Energy Reimagined Acquisition Corp. and Heramba Merger Corp.
2.2	Business Combination Agreement, dated October 2, 2023, among Project Energy Reimagined Acquisition Corp., Heramba Electric plc, Heramba Merger Corp., Heramba Limited and Heramba GmbH (incorporated by reference to Exhibit 2.1 of the Registration Statement on Form F-4/A (File No. 333-275903) filed with the SEC by Heramba Electric plc on March 15, 2024)
3.1	Amended and Restated Memorandum and Articles of Association of Surviving Company
4.1	Amended and Restated Warrant Agreement, dated July 26, 2024, among Heramba Electric plc, Project Energy Reimagined Acquisition Corp. and Continental Stock Transfer & Trust Company
99.1	Press Release, dated July 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROJECT ENERGY REIMAGINED ACQUISITION CORP.

By:	/s/ Srinath Narayanan
	Name:	Srinath Narayanan
	Title:	Chief Executive Officer

Date: July 30, 2024